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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                         Event Reported): July 29, 1999

                           SUN HYDRAULICS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          FLORIDA                         0-21835                 59-2754337
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

    1500 WEST UNIVERSITY PARKWAY
         SARASOTA, FLORIDA                                               34243
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:  941-362-1200


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ITEM 5. OTHER EVENTS.

PRESS RELEASE

         On July 29, 1999, the Company issued the press release attached hereto as Exhibit 99.1 announcing that it expects to post a second quarter loss of between $0.03 and $0.05 per share.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial Statements of Businesses Acquired.

            None.

        (b) Pro Forma Financial Information.

            None.

        (c) Exhibits.

Exhibit
 Number    Exhibit Description
-------    -------------------

 99.1      Press Release of the Registrant dated July 29, 1999.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SUN HYDRAULICS CORPORATION

                                    By: /s/ Richard J. Dobbyn
                                       ---------------------------------------
                                            Richard J. Dobbyn
                                            Chief Financial Officer (Principal
                                            Financial and Accounting Officer)

Dated: July 29, 1999

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                                 EXHIBIT INDEX

Exhibit
 Number   Exhibit Description
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  99.1    Press Release of the Registrant dated July 29, 1999.

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